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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2004

                              MARKET CENTRAL, INC.
                      ------------------------------------

             (Exact name of registrant as specified in its charter)


             Delaware                 0- 22969           59-3562953
     ----------------------------    -----------    -------------------
     (State or other jurisdiction    Commission     (IRS Employer of
                    Incorporation)   File Number     Identification No.)


                  1650A Gum Branch Road Jacksonville, NC 28540
               ---------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)


       Registrant's Telephone Number, including area code: (910) 478-0097

                                      None.

         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS

On April 22, 2004, Market Central, Inc. issued a press release announcing that it had entered into a Letter of Intent to acquire the assets of Convey Systems, Inc. from Convey's parent Company, The Tag Group, Inc. Convey Systems, Inc., a Charlotte, North Carolina-based company provides web-based collaboration software systems with national and international customers in financial, travel, and libraries services. Convey System software is recognized as one of the world's leading virtual reference tools for the libraries of the world. The company's proprietary Web-based collaboration software, OnDemand(TM), complements and expands Market Central's existing CTI (computer telephony integration), contact center, and data software lines of business. OnDemand(TM) provides digital video, voice over IP, desktop application sharing and collaboration, supported by text chat and co-browsing capabilities in a single, easy-to-use solution. The addition of Convey Systems' OnDemand(TM) product line to Market Central's current operations will enable Market Central's contact centers to operate as sophisticated, multi-media customer contact centers on an outsourced basis.

Effective April 22, 2004, the Board entered into an interim management agreement naming Mr. Doyal Bryant, President and CEO of Convey Systems, to serve as the President and CEO of Market Central, Inc., pending the consummation of the transaction. In addition, Mr. Preston Rodenbaugh, an executive officer in Convey, will serve as Executive Vice President of Market Central under the same management agreement. Terrence J. Leifheit, current President and CEO will continue to serve as a Director of the Company.

On April 23, 2004, Market Central, Inc. issued a press release announcing that it had completed arrangements with Armadillo Investments, PLC of London to provide Market Central with $1.325 million (net of commissions) in exchange for 280,000 shares of Series B Convertible Preferred Stock, $.001 par value per share with a Stated Value of ten dollars ($10.00) per share and an aggregate stated value of Two Million Eight Hundred Thousand Dollars ($2,800,000).

On April 26, 2004, Market Central, Inc. issued a correcting and replacing press release on the financing by Armadillo Investments, PLC. The correction concerned the floor and ceiling conversion prices for the Series B Convertible Preferred Stock issued in connection with the financing.

Copies of the press releases are attached as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated by reference into this Item.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of business acquired

         Not applicable.

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

         99.1     Press Release on acquisition of Convey Systems and New
                  Management

         99.2 Press Release on $1.325 Million Financing from Armadillo Investments, PLC

         99.3 Correcting and Replacing Press Release on $1.325 Million Financing from Armadillo Investments, PLC

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are identified in the Company's other SEC filings and public announcements. The Company undertakes no obligation to update forward-looking statements to reflect subsequently occurring events or circumstances.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MARKET CENTRAL, INC.


Date: April 29, 2004                   /s/Clifford Clarke
                                          -----------------------------
                                          Clifford Clarke
                                          Chief Financial officer


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